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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                 Date of Report                       February 5, 2003
          (Date of earliest event reported):         (February 5, 2003)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-10410           62-1411755
     (State or other jurisdiction     (Commission        (I.R.S. Employer
         of incorporation)             File Number)     Identification No.)


              ONE HARRAH'S COURT
              LAS VEGAS, NEVADA                                      89119
   (Address of Principal Executive Offices)                        (Zip Code)



                                 (702) 407-6000
                        --------------------------------
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On February 5, 2003, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99(1) Text of press release, dated February 5, 2003, of the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARRAH'S ENTERTAINMENT, INC.


Date: February 5, 2003             By: /s/ Stephen H. Brammell
                                   ---------------------------------------------
                                   Name:    Stephen H. Brammell
                                   Title:   Senior Vice President, General
                                            Counsel, and Secretary